UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT 1

CURRENT REPORT

AMENDMENT TO APPLICATION OR REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 12, 2003	0-27749

Date of Report (Date of earliest event reported)	Commission File Number

SYNDICATED FOOD SERVICE INTERNATIONAL INC.

f/k/a Floridino’s International Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	59-3479186

(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

Overlook III, 2859 Paces Ferry Road, Suite 750, Atlanta, Georgia	30339

(Address of Principal Executive Offices)	(Zip Code)

(770) 953-0995

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

The Registrant hereby amends Item 7 of its current report on Form 8-K filed with the Securities and Exchange Commission on February 20, 2003.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits. The following exhibits are filed with this amendment to Registrant’s current report on Form 8-K originally filed on February 20, 2003.

Exhibit Number	Description

Exhibit 16.1.	Letter from Berkovits, Lago & Company to the Securities and Exchange Commission dated February 24, 2003.

Exhibit 16.2.	Letter from Berkovits, Lago & Company to the Securities and Exchange Commission dated February 26, 2003.

Exhibit 99.3	Letter from Hill, Kertscher & Pixley, LLP on behalf of the Registrant to Berkovits, Lago & Company dated February 25, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Syndicated Food Service International, Inc. (Registrant)

Date February 26, 2003	/s/ Thomas P. Tanis, Jr., Chief Executive Officer (Signature)*